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                                         SUPPLEMENT DATED AUGUST 21, 2006 TO THE
                                                       VARIABLE ANNUITY CONTRACT
                                                       PROSPECTUSES LISTED BELOW




This supplement describes changes to the Prospectuses dated May 1, 2006, as supplemented, for the below-listed variable annuity contracts issued by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your Prospectus for future reference.

CHANGE TO VARIABLE FUNDING OPTION

Effective August 21, 2006, BlackRock Financial Management, Inc. will replace Federated Investment Management Company as the subadviser to the Federated High Yield Portfolio of the Met Investors Series Trust. As a result of this change, the name of the Subaccount available as a Variable Funding Option under the Contract will change to the BlackRock High Yield Portfolio.

Please note that our forms and communications with you may continue temporarily to refer to the former name or subadviser until we are able to revise such documents.

You should consult the supplement for the Underlying Fund for additional information on this change, and retain this supplement with your Contract Prospectus for future reference.

Supplement to the following variable annuity contract prospectuses dated May 1, 2006 (as supplemented):

Gold Track Select
MetLife Access
MetLife Access Select
MetLife Retirement Perspectives
Portfolio Architect
Portfolio Architect 3
Portfolio Architect Access
Portfolio Architect II
Portfolio Architect L
Portfolio Architect Plus
Portfolio Architect Select
Portfolio Architect XTRA
Unallocated Group Variable Annuity Contract


                                                                     August 2006